EXHIBIT 10.2
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THIS LEASE made this 10th day of November, 1997, by and between
PEARSON-ENFIELD DEVELOPMENT COMPANY LLC, a Massachusetts limited liability company, with a usual place of business at c/o Pearson Systems, Inc., 31 Pearson Way, P.O. Box 180, West Springfield, Massachusetts (hereinafter called the "Lessor"), and SIMPSON STRONG-TIE, INC., a California corporation, with a usual place of business at 4637 Chabot Drive, Suite 200, Pleasanton, California 94588 (hereinafter called the "Lessee").

     WITNESSETH as follows:

Premises
     1.  That in consideration of the rent and covenants herein reserved and contained on the part of the Lessee to be paid, performed or observed, and subject to the terms and conditions herein below set forth, the Lessor does hereby demise and lease unto the Lessee the premises (hereinafter the "Demised Premises" or "premises") consisting of a building to be built by Lessor and which will contain approximately 54,177 leasable square feet on the first floor and a shipping office mezzanine of 900 square feet, as shown on the lease plan marked Exhibit "A" attached hereto and made a part hereof and the Lessor's land (hereinafter at times "Lessor's Land") commonly known as Lot 114, 7 Pearson Way, Enfield, Connecticut.

Term
     2. (a) The term of this Lease shall commence when a temporary Certificate of Occupancy is issued by the Town of Enfield Building Inspector for the Demised Premises (or earlier if Lessee commences its business operations in the premises) and shall be for the term of five
(5) years. The commencement date is anticipated to be on or about April 30, 1998. If the term shall commence on other than the first day of a calendar month, the term shall be increased to terminate five (5) years after the first day of the calendar month immediately following the commencement date. In the event the Demised Premises are not available for Lessee's occupancy by August 1, 1998, then for each day beyond August 1, 1998 that the Lessee is unable to occupy the building because it was not substantially completed by Lessor as provided in subclause (b) below (unless the delay was caused by Lessee), Lessee shall receive one day's free rent based on the per diem of the Annual Minimum Base Rent.

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Preparation of Premises
         (b) The Lessor covenants that the Demised Premises shall be completed in a good and workmanlike manner in accordance with the plans prepared by Architectural Insights, Inc., Project #9750, dated 10/21/97. The Demised Premises shall be deemed to be substantially completed when said temporary Certificate of Occupancy is issued. The Lessor shall give Lessee sixty (60) days' advance notice of the date by which the Demised Premises is expected to be substantially completed. The Lessor shall permit the Lessee (at Lessee's sole risk and expense) to enter the Demised Premises prior to the commencement date for the purpose of installing equipment, furniture, furnishings and the like so long as the same does not interfere with the Lessor's work. Lessee shall indemnify, defend and hold Lessor harmless from all losses or liability arising from such access except for losses and liability incurred due to Lessor's own negligence. Lessor shall have no responsibility for Lessee's property in the Demised Premises prior to the commencement date.

Annual Minimum Base Rent
     3. (a) The Annual Minimum Base Rent payable by the Lessee during Lease Years 1 through 5 of the term shall be the minimum yearly rent of Two Hundred Seventy Five Thousand Eight Hundred Eighty-Five and 00/100 ($275,885) Dollars payable in equal monthly installments of Twenty-Two Thousand Nine Hundred Ninety and 42/100 ($22,990.42) Dollars; all payable in advance on the first day of each and every month during the term of this Lease, and proportionately at said rate for any partial month.

         (b) As used herein "Lease Year" shall mean the twelve (12) month period following the commencement date of this Lease (or if not commenced on the first day of a month, then first following such commencement date the first day of the first full calendar month) and each anniversary thereafter. Checks for rent shall be payable to the Lessor and sent to it c/o Pearson Systems, Inc., P.O. Box 180, West Springfield, Massachusetts 01090, until the Lessor directs otherwise in writing.

Late Payment of Rent
         (c)  If any rent obligation due hereunder is not paid within ten
(10) days after Lessor's written notice, Lessee shall pay Lessor a late charge equal to five (5%) percent of such obligation, which late charge shall also be collectible as additional rent hereunder.

Use of Premises
     4. The Demised Premises shall be used solely and only for warehouse and distribution facility and for training of its personnel. Lessor represents and warrants to Lessee that the use of the Demised Premises as set forth in the preceding sentence are permitted uses under the zoning classifications applicable to Lessor's Land Neither Lessee nor anyone for whom or which it is legally responsible shall overload or deface the Demised Premises. Lessor reserves the right to create utility and similar easements, provided such easements will not interfere with Lessee's use of the Demised Premises.

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Lessee's Share of Lessor's Operating Costs and Expenses
     5. This Lease is intended to be a so-called "triple net lease". The Lessee shall pay to the Lessor in addition to the Annual Minimum Base Rent and other payments to be paid hereunder, as additional rent, the Lessor's costs and expenses paid or incurred by Lessor in operating, repairing, maintaining and managing the Demised Premises. Such costs and expenses shall include, but not be limited to: real estate taxes, special assessments, landscaping, water and sewer charges, electric power and lighting, heating and cooling, repairs, maintenance, building, casualty and liability insurance, cleaning, refuse removal, snow plowing and repairs and maintenance (including repaving) of all the paved areas of roadways and parking lots. However, expressly excluded herefrom shall be any (i) major repairs of a capital nature (except repaving) or (ii) structural repairs due to defective workmanship or materials involving the Demised Premises, parking lot and roadways which occur within two (2) years after tenant occupies the premises. Except as otherwise expressly provided in this Lease, Lessor shall have no obligation to furnish any of the aforesaid. "Real estate taxes" are predicated upon the present system of taxation in the State of Connecticut. If taxes upon rentals or other taxes shall be substituted, in whole or in part, for the present system of real estate taxes, then Lessee's obligation for taxes (as set forth above) shall be based upon such taxes on rentals and such other taxes to the extent to which the same shall be a substitute for the present system of real estate taxes.

Option to Extend
     6. (a) Lessee shall have the right to extend the original term of this Lease for an additional term of five (5) years, provided that Lessee shall not be in default hereunder either at the time Lessee exercises such right or at the expiration of the original term and provided that this Lease shall not have been terminated. Lessee shall have no further options to extend.

         (b) Such extension shall be on the same terms, covenants and conditions as are contained in this Lease, except for the change in the Annual Minimum Base Rent payable as provided in subclause (c) below.
Such right to extend shall be exercised by written notice to Lessor given at least twelve (12) months prior to the expiration of the original term.

         (c) During the extended Lease term Lessee shall pay a new Annual Minimum Base Rent equal to the fair market rental value of the Demised Premises as of the commencement of the new extended term based on a five (5) year Lease of comparable premises (the "market rent"), and shall be determined as follows:

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              (1) Within thirty (30) days after Lessor receives Lessee's notice of its exercise of the option to extend the original term of this Lease, Lessor will submit to Lessee its determination of the then market rent. If Lessee disputes such determination in writing to Lessor, and the Lessor and Lessee cannot agree in writing on the market rent within sixty (60) days after Lessee's notice of the exercise of its option, Lessee, at its expense, shall obtain and deliver in writing to Lessor a determination of the market rent for the Premises for a term equal to the option term from a broker ("Lessee's Broker") licensed in the State of Connecticut and engaged in the commercial real estate brokerage business in the Greater Enfield area for at least the immediately preceding five
(5) years. If Lessor accepts such determination, the Annual Minimum Base Rent for the option term shall be increased to an amount equal to the amount determined by Lessee's Broker. Lessee's Broker shall make such determination in writing within forty-five (45) days after the expiration of the aforesaid sixty (60) days, and a written determination of Lessee's Broker shall set forth in reasonable detail the basis for his determination.

              (2) If Lessor does not accept such determination in writing, within fifteen (15) days after the receipt of the determination of Lessee's Broker, Lessor shall designate its broker ("Lessor's Broker"), also licensed in the State of Connecticut and also engaged in the commercial real estate brokerage business in the Greater Enfield area for at least the immediately preceding five (5) years. Within forty-five
(45) days of the appointment of Lessor's Broker, Lessor, at its expense, shall deliver in writing to Lessee the determination of such market rent by Lessor's Broker. Such determination shall be in writing and shall contain in reasonable detail the basis for the determination by Lessor's Broker.

              (3) If the difference between the market rent as determined by the two brokers is less than ten (10%) percent, then such rent shall be averaged and the market rent for the extended term shall be such average. If the difference between the market rents so determined shall exceed ten (10%) percent of the lesser of such amounts, then the two brokers shall have ten (10) days after written request by either party to appoint a third broker. If such brokers fail to do so within such ten (10) day period, then either Lessor or Lessee may request the American Arbitration Association or any successor organization to appoint an broker within ten (10) days thereafter. If no such broker shall be appointed within such ten (10) day period, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Such broker must satisfy the qualifications for a broker as provided in the preceding Paragraphs (1) and (2). Any broker appointed by the original brokers or by the American Arbitration Association or its successor, or by the court, shall be instructed to determine the market rent in accordance with the definition of market rent set forth herein, such determination to be made within thirty (30) days after the appointment. If the third determination shall exceed the higher of the first two determinations, the market rent shall be the higher of the first two determinations. If the third determination is less than the lower of the first two determinations, the market rent shall be the lower of the first two determinations. In all other cases, the market rent shall be equal to the third determination. In no event shall the market rent determined above be less than Two Hundred Seventy Thousand Eight Hundred Eighty-Five and 00/100 ($270,885) Dollars per Lease Year. All such determinations of market rent shall be final and binding upon Lessor and Lessee as the market rent for the extended term. Each party shall pay for the fees and expenses of the broker appointed by it, but the fees and expenses of the third broker shall be shared equally by the parties.

         (d) If the amount of the market rent is not known as of the commencement of the option term, then Lessee shall continue to pay the Annual Minimum Base Rent in effect at the expiration of the initial term until the amount of the market rent is determined. When such determination is made, Lessee shall pay to Lessor any deficiency upon demand.

Lessee's General Covenants
     7. In addition to all other covenants and agreements of the Lessee contained in this Lease, the Lessee covenants and agrees at all times during the term hereof, and for any further time as it shall hold the Demised Premises or any part thereof: to pay when due all Annual Minimum Base Rent and additional rent provided for herein; to save the Lessor harmless from all loss and damage occasioned by the use of water in or escape of water from the Demised Premises, or by the bursting or cracking of the water pipes, or the stopping or leakage of water, gas, sewer, steam, or other pipes, including the sprinkler system if any, unless caused by Lessor's own negligence; to remove its goods and effects, and those of all persons claiming under it, at the termination or expiration of this Lease, and will peaceably yield up said Demised Premises and all additions thereto to the Lessor, and leave the same clean and in such repair, order and condition as the same are in at the commencement of the term or may be put in during the continuance thereof, excepting reasonable wear and tear, and damage by fire or other unavoidable casualty; not to commit any nuisance, or overload, damage or deface the Demised Premises; not to permit any holes to be drilled or made in the stone, brickwork, walls or partitions of the Demised Premises (except wall hangings but any damage caused by the removal thereof to be repaired by Lessee); not to carry on any business or occupation which shall be unlawful, or contrary to any applicable law or ordinance in force for the time being; not to do any act or thing upon the premises outside of the scope of uses permitted under Clause 4 which will make them uninsurable against fire, or which is liable to increase the premium for fire insurance on the Demised Premises and will reimburse Lessor for all extra and/or additional premiums caused by Lessee's use; to install, maintain and keep the premises equipped with all fire or safety appliances required by law or ordinances, or by any order or regulation of any public authority, or by the underwriting insurance company because of the use made of said premises by the Lessee, and will make all non-structural and non-capital (and if there is a material change of use, then also structural and capital) repairs, alterations, replacements, or additions so required; and will procure any authorizations or licenses required for Lessee's use of the premises; will permit the Lessor to enter at reasonable times, after twenty-four (24) hours' advance notice (unless there is an emergency) so as not to unreasonably interfere with Lessee's business activities, to view the premises and to make, if it so elects, repairs or alterations necessary for the preservation and safety of the Demised Premises and will permit the Lessor to show the premises to others.

Lessor's Repairs
     8. Upon written notice from the Lessee, the Lessor shall repair, if necessary, and if reasonably possible within thirty (30) days of the date of said notice, the building's roof, exterior walls (but not including plate or other glass of the Demised Premises) and shall make all structural repairs, repairs to the parking lot and roadways, and repairs to plumbing and electrical systems, except for (i) reasonable wear and tear, (ii) damage caused by any act or negligence of the Lessee, its agents, employees, invitees or any person for whom Lessee is legally responsible, but only to the extent Lessor cannot collect on its insurance for such damage, and (iii) except as provided in Clause 16
damage by fire or other unavoidable casualty.   All repair costs shall be
operating costs and expenses under Clause 5 (except as expressly excluded thereunder).

Lessee's Repairs
     9. (a) The Lessee covenants and agrees to keep the interior of the Demised Premises, its components and equipment, and all plate glass in good order, condition and repair, reasonable wear and tear and damage by fire or other unavoidable casualty excepted. Excepted from this provision shall be any repairs required due to any act or negligence of Lessor, its agents, employees, invitees or any person for whom Lessor is legally responsible. However, Lessee shall also be responsible for all repairs and damage caused by any act or negligence of Lessee, its agents, employees, invitees or any person for whom Lessee is legally responsible, but only to the extent Lessor cannot collect on its insurance for such damage. Lessee shall keep the outside areas clean and neat.

         (b) Notwithstanding the foregoing, the Lessee shall not be responsible for any defective materials or workmanship of the Lessor discovered within two (2) years from the date Lessor substantially completes the construction of the Demised Premises.

         (c) If the Lessee shall not within ten (10) days after written notice by the Lessor of repairs to be made by the Lessee commence to make such repairs and carry same through with dispatch (or in the cases of emergencies without any written notice), the Lessor may make such repairs and the reasonable expense thereof shall constitute a debt by the Lessee, payable as additional rent.

Heat and Condition
     10. The Lessee, at its expense, shall supply throughout the term hereof heat for the building on the Demised Premises, and Lessee shall at all times heat the Demised Premises to at least 45 degrees to avoid freezing of pipes.

Utilities
     11. Lessee shall pay for its own utilities including, but not limited to electricity and gas. The electric and gas meters for the Demised Premises shall be in Lessee's name.

Alterations Improvements
     12. The Lessee shall make no alterations, changes and or improvements in or to the Demised Premises without written consent of Lessor, which as to nonstructural and nonmechanical/electrical shall not be unreasonably withheld nor approval unreasonably delayed. Alterations, changes or improvements to the Demised Premises that are approved in writing by Lessor shall be constructed by Pearson Systems, Inc. at Lessee's cost and expense, provided said Company's prices are at market rates.

Removal of Fixtures
     13. The Lessee may, during the term hereof and at the termination of this lease, remove all fixtures and equipment installed by it but all additions made by either the Lessor or Lessee which are attached to the premises, including floor coverings, shall be allowed to remain in place unless the Lessor shall notify Lessee, within fourteen (14) days after Lessee's written notice stating what it intends to install, that the
Lessee will be required to remove the same.   The Lessee shall, at its
own expense, repair any and all damage to the premises resulting from or caused by the removal of the fixtures or other equipment or property of the Lessee.

Indemnification
     14. (a) The Lessee covenants and agrees to indemnify and defend the Lessor against, and to save it harmless from, any and all claims of whatever nature, actions, loss, damages, liability and expense (including reasonable attorney's fees) in connection with loss of life, personal injury and property damage arising out of or resulting from (i) any occurrence within or on the Demised Premise, unless due to the act or omission of the Lessor, its agents, employees, invitees, or any other person for whom the Lessor is legally responsible or (ii) any act or omission of the Lessee, its agents, employees, invitees, or any other person for whom the Lessee is legally responsible, whether or not in or on the Demised Premises.

         (b) The Lessor covenants and agrees to indemnify and defend the Lessee against, and to save it harmless from, any and all claims of whatever nature, actions, loss, damages, liability and expense (including reasonable attorney's fees) in connection with loss of life, personal injury and property damage arising out of or resulting from (i) any occurrence outside of the Demised Premises or on the parking lot, unless due to the act or omission of the Lessee, its agents, employees, invitees, or any other person for whom the Lessee is legally responsible or (ii) any act or omission of the Lessor, its agents, employees, invitees, or any other person for whom the Lessor is legally responsible, whether or not in or on the Demised Premises.

         (c) The Lessor agrees not to seek indemnification directly from the assets of the Lessee pursuant to Section 14(a) until the Lessor has received all amounts recoverable after final judgment on an action by the Lessor to recover on, or payment of the policy limit on, the liability insurance policy or policies purchased by the Lessee pursuant to Clause 16.

         (d) The Lessee agrees not to seek indemnification directly from the assets of the Lessor pursuant to Section 14(b) until the Lessee has received all amounts recoverable after final judgment on an action by the Lessee to recover on, or payment of the policy limit on, the liability insurance policy or policies purchased or caused to be purchased by the Lessor.

Insurance By Lessee
     15. (a) The Lessee shall maintain with respect to the Demised Premises comprehensive general liability insurance (which may exclude hazardous wastes), with appropriate contractual liability endorsements covering all of the Lessee's obligations under Clause 14, and covering personal injuries and property damage with limits not less than $1,000,000 for any injury, death, or property damage which arises out of a single occurrence, and a $3,000,000 annual aggregate for multiple occurrences. Such insurance shall be written by a company licensed in Connecticut and shall not include any deductibles unless approved by Lessor in writing. The insurance policy shall name the Lessor as an "additional insured" and coverage shall not be canceled except on thirty
(30) days' advance written notice to the Lessor. The Lessee shall deliver to the Lessor a certificate of said insurance by the term commencement date. If the Lessee shall fail to comply with this Clause, Lessor may purchase such insurance and the reasonable expense thereof shall constitute a debt by the Lessee payable to Lessor as additional rent.

         (b) Lessee shall insure its own personal property and leasehold improvements at its own expense.

Damage By Fire, Eminent Domain
     16. (a) The Lessor and Lessee covenant and agree that in case the Demised Premises, or any part thereof, or the whole or any part of the Demised Premises shall be taken for any street or other public use, or shall be destroyed or damaged for fire or other casualty, or by the action of the city or town or other authorities, or shall receive any direct or consequential damage for which the Lessor or the Lessee shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority, after the execution hereof and before the expiration of the then existing term hereof, then this Lease and the said term shall terminate at the election of the Lessor, and such election may be made in case of any such taking, notwithstanding the entire interest of the Lessor may have been divested by such taking; and if the Lessor shall not so elect, then in case of any such taking, or destruction of, or damage of the Demised Premises, rendering the same or any part thereof unfit for use and occupation, a just proportion of the rent hereinbefore reserved, according to the nature and extent of the injury sustained by the Demised Premises, shall be suspended or abated until the Demised Premises, or, in the case of such taking what may remain thereof, shall have been put in proper condition for the said use and occupation by Lessee substantially as it had prior to said taking, damage or destruction. However, the Lessor shall not make such election to terminate the lease if the damage to the building by fire or other casualty is less than $50,000. The Lessee hereby releases and discharges the Lessor from any claims it may have or may in the future have against the Lessor by reason of any taking as hereinbefore set forth; and the Lessee hereby assigns to the Lessor any and all claims and demands or damages on account of such taking or for compensation for anything lawfully done in pursuance of any public authority, and covenants with the Lessor that the Lessee will, from time to time, execute and deliver to the Lessor such further instruments of assignment of any such claims and demands as the Lessor shall reasonably request, provided, however, that the Lessee shall be entitled to recover for its fixtures, personal property and relocation expenses.

          (b) Notwithstanding anything herein to the contrary, in the event that as a result of such destruction or damage by fire or other casualty the parties determine in good faith that the building cannot be substantially restored or repaired within one hundred fifty (150) days after settlement of the insurance claim, but in any event not within one hundred eighty (180) days of the event of damage, then Lessee shall have the right to terminate this Lease upon thirty (30) days' advance written notice to Lessor but only provided that Lessee gives said notice within thirty (30) days of the date upon which such casualty occurred.

Waiver of Subrogation
     17. Each party will on request of the other, when it can be arranged without affecting the requested party's rights to settle losses and receive proceeds and without cost, or the requesting party agrees to pay the cost, cause the requested party's fire and casualty insurance with respect to the Demised Premises and property therein to be so written that the insurer will not have rights of subrogation against the requesting party. Each party hereby waives any right of recovery against the other for loss of injury to the extent the waiving party is protected by insurance so written.

Assignment, Sublet
     18. Notwithstanding any other provisions herein contained, the Lessee may not assign this lease without the written consent of the Lessor which shall not be unreasonably withheld or delayed. In the event of an assignment, Lessee shall remain liable for all obligations of the Lessee hereunder, including payment of rent and other charges under this Lease, notwithstanding any direct dealings which Lessor may thereafter have with such Assignee. The Lessee, subject to Lessor's approval not to be unreasonably withheld or delayed, shall have the right to sublet the whole or any part of the Demised Premises. If Lessee is a non-public corporation and if at any time during the term hereof the person or persons who own a majority of its voting shares at the time such company becomes a Lessee under this Lease cease to own a majority of such shares, such cessation shall be deemed an assignment of this Lease which shall be a default hereunder.

Lessor's Remedies In Case Of Default
     19. (a) A default shall be considered to have occurred if payment of all Annual Minimum Base Rent and/or additional rent shall not have been made when due and if such failure to pay shall continue for ten (10) days after Lessor's written notice, or Lessee's failure to insure as required in Clause 15(a) which is not cured within ten (10) days after Lessor's written notice, or if within thirty (30)days after written notice thereof from Lessor to Lessee specifying any other default or defaults Lessee has not cured such default or defaults (or if the same cannot be reasonably cured within said thirty (30) day time period by exercising due diligence, then such additional reasonable time for Lessee to cure provided Lessee continues to use due diligence to cure, but not more than an additional thirty (30) days). In the event (a) of any breach or default of any of the terms and covenants of this Lease to be performed or observed by Lessee, (b) the estate hereby created in Lessee is taken by process of law, (c) Lessee shall file a voluntary petition of bankruptcy, (d) any involuntary petition initiating a bankruptcy proceeding is filed against Lessee and is not dismissed within thirty
(30) days, (e) Lessee is adjudicated bankrupt, (f) Lessee shall make an assignment for the benefit of creditors or take the benefit of any insolvency law, or (g) a receiver is appointed for Lessee, then Lessor may, upon five (5) days' prior written notice to the Lessee, expel and remove from the Demised Premises by summary process or other legal means, Lessee and those claiming under it and its effects, without being guilty of any manner of trespass, thereby terminating this Lease without prejudice to any remedies which Lessor might otherwise be entitled to for arrears of rent or otherwise. In the event of such termination, Lessee shall indemnify Lessor against all loss of rent and its costs and expenses which Lessor may reasonably incur by reason of such termination; provided, however, if the Demised Premises are relet in whole or in part, the Lessee shall be entitled to a credit in the net amount of rent received by the Lessor with respect to such reletting but after Lessor is first reimbursed for its reasonable expenses incurred in preparing the premises for reletting and its other costs and expenses due to such termination or reletting.

         (b) Lessee covenants and agrees to pay to Lessor reasonable legal costs and reasonable attorney's fees incurred by the Lessor in collecting any rent or other damages hereunder, in obtaining possession of the Demised Premises by summary process or otherwise, or in enforcing any provisions of this Lease. If Lessor re-enters the Demised Premises for any cause, or if Lessee abandons or vacates the Demised Premises, any property left in the Demised Premises by Lessee shall be deemed to have been abandoned by Lessee, and Lessor shall have the right to retain or dispose of such property in any manner without any obligation to account therefor to Lessee.

Quiet Enjoyment
     20. The Lessee, subject to the terms and provisions of this Lease, on payment of all rent and observing, keeping and performing all of the terms and provisions herein contained on Lessee's part to be performed, kept and observed, shall peaceably and quietly hold and enjoy the premises hereby demised.

Holding Over
     21. If Lessee holds over or continues in possession of the Demised Premises after the expiration of this Lease and without the execution of a new lease between the parties, the tenancy thus created shall be one from month to month. All covenants, obligation, conditions and agreements herein contained shall so far as applicable apply to all holding over by the Lessee as a tenant at will. However, notwithstanding the aforesaid, in the event the Lessee fails to vacate the Demised Premises upon expiration of the term of this Lease, or upon termination for default, the Lessee shall be liable for all damages incurred by the Lessor as well as future rental income lost to Lessor as a result of the Lessor's inability to deliver the premises to a new tenant; except, however, that Lessee's liability pursuant to this sentence shall not exceed an amount equal to six (6) months' rent hereunder.

Governing Law; Headings
     22. This Lease shall be governed by the laws of the State of Connecticut. The headings of the various clauses are for convenience only, and not to be considered in construing this Lease. This Lease shall be construed as if drafted by both parties.

Notices
     23. All notices that may be given hereunder by Lessor or Lessee shall be by registered or certified mail, return receipt requested, addressed in the case of Lessor to c/o Pearson Systems, Inc., P.O. Box 180, West Springfield, Massachusetts 01090; and all notices that may be given to Lessee shall be addressed to 4637 Chabot Drive, Suite 200, Pleasanton, California 94588.

Invalidity
     24. If any provision of this Lease shall prove to be invalid, such invalidity shall only affect the part of such provision which shall be invalid, and no other portion or provision of this Lease shall be invalidated, impaired, or affected thereby.

Waiver by Lessor
25. Failure on the part of the Lessor or Lessee to complain of any action or non-action on the part of each other, no matter how long the same may continue, shall never be deemed to be a waiver by the Lessor or Lessee of any of its rights hereunder.

Subordination
     26. (a) It is agreed that the rights and interest of the Lessee under this lease shall be subject to and subordinate to any mortgages (or deeds of trust) that are now or may hereafter be placed upon the Demised Premises, and to any and all advances to be made thereunder, and to the interest thereon and charges thereunder, and all renewals, modifications, replacements and extensions thereof; provided, however, that Lessee receives a nondisturbance agreement in customary form. Any such mortgage (or deed of trust) to which the Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary, including but not limited to provisions requiring Lessee to attorn to the mortgagee (or trustee) and agreeing that such mortgagee (or trustee) shall have no liability for any defaults by Lessor prior to such mortgagee (or trustee) taking possession of Demised Premises nor responsibility for completion of construction of the building and other improvements. The Lessee shall execute and deliver whatever instruments may be required to effectuate such subordination, said attornment, said agreement of no liability, and to execute a consent to the assignment of this Lease if requested by any such mortgagee (or trustee), and in the event Lessee fails so to do within ten (10) days after written demand by Lessor, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney in fact and in its name, place and stead to do so. This agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of Lessee and of the mortgagee (or trustee) or upon anyone purchasing a interest in said Demised Premises at any foreclosure sale.

         (b) The Lessor will use reasonable diligence to obtain such nondisturbance agreement within sixty (60) days after the execution of this Lease for any existing mortgages and deeds of trust and within forty-five (45) days for any new mortgages or deeds of trust granted after the date hereof.

         (c) Notwithstanding the foregoing, any holder of a mortgage (or deed of trust) of property which includes the Demised Premises may at any time subordinate the mortgage (or deed of trust) to this Lease, without Lessee's consent, by notice to Lessee and thereupon this Lease shall be deemed prior in lien to such mortgage (or deed of trust) without regard to their respective dates of execution, delivery and record; and in that event such holder shall have the same rights with respect to this Lease as though it had been executed and delivered prior to the execution and delivery of the mortgage (or deed of trust) and had been assigned therein to such mortgagee (or trustee). This paragraph is supplementary to and not in derogation of any rights such a holder may otherwise have.

Estoppel
     27. The Lessee agrees from time to time, when reasonably needed for delivery to a prospective real estate purchaser or mortgagee or mortgage assignee upon not less than ten (10) days' prior written request by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying: (a) that this lease is unamended (or, if there have been any amendments, stating the amendments); (b) that it is then in full force and, effect, if that be the fact; (c) the last rent rates and other charges determined and the date to which paid; and (d) any defenses, offsets and counterclaims which Lessee, at the time of the execution of the statement, has against Lessee's obligation to pay rent and to perform its other obligations under this Lease or that there are none, if that be the fact. Any such statement delivered pursuant to this clause may be relied upon by such prospective purchaser, mortgagee or assignee.

Occupation, Acknowledgment
     28. Subject to a good faith mutually agreed punch list, Lessee's occupation of the Demised Premises will constitute acknowledgment that the same is in good and satisfactory order, repair and condition, and that Lessor has substantially satisfied its obligations to prepare the Demised Premises for occupancy.

Rules & Regulations
     29. Lessor shall have the right to make such reasonable rules and regulations as, in Lessor's judgment from time to time, be necessary or advisable for the appearance, safety, care and preservation of the Demised Premises and for the keeping of good order therein. Upon receipt by Lessee, such rules and regulations shall be deemed to be covenants of this lease, and shall include, but not be limited to, provisions regulating signs for Lessee, window covering or other treatment, use of outside areas, and the like.

Trustee, Partnership
     30. In the event that the Lessor is a partnership, no partner, General or Limited, of such partnership, or if a trust, no trustee thereof or beneficiary thereunder, or if a limited liability company or partnership, no member thereof shall be personally liable to anyone under any term, condition, covenant, obligation, or agreement expressed herein or implied hereunder or for any claim of damage or cause at law or in equity arising out of the occupancy of said Demised Premises, the use or the maintenance of the Lessor's building or its approaches and equipment.

Persons Bound, etc.
     31. Except as herein otherwise provided, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, devisees, personal representatives, successors and assigns, respectively, of the Lessor and Lessee. Nothing in the immediately preceding sentence shall be construed as a consent by Lessor to an assignment of this Lease, and said sentence shall apply to an assignee only when Lessor has specifically and expressly consented to such an assignment pursuant to Clause 18. The person or entity who or which was the Lessor shall not be liable for obligations of the Lessor hereunder accruing after it has ceased to own the Demised Premises.

Performance of Obligations
     32. (a) With respect to any services to be furnished to Lessee or Lessor or any other obligations of Lessor or nonmonetary obligations of Lessee, each party ("first party") shall in no event be liable to the other ("second party") for failure or delay caused by war, strikes, labor difficulties, lockouts, breakdown, accident, order or regulation of governmental authority, failure of supply, or inability, by exercise of reasonable diligence, to obtain supplies, parts or employees necessary to perform such services or obligations, or for any other cause beyond the first party's reasonable control, or for any cause due to any act or neglect on the part of the second party or its agents, employees, invitees or any person for whom such party is legally responsible; and in no event shall the Lessor or Lessee (except as provided in the last sentence of Clause 21) ever be liable to each other for any indirect, consequential or punitive damages or any inconvenience to such other party, or interruption of such other party's business.

         (b) The Lessor shall in no event be in default in the performance of any of its obligations hereunder unless and until the Lessor shall have failed to perform such obligations within thirty (30) days or such additional time as is reasonably required to correct any such default after written notice by Lessee to Lessor properly specifying wherein the Lessor has failed to perform any such obligation.

Covenant of Title
     33. Lessor covenants and warrants that Lessor has full right and lawful authority to make this Lease for the full term hereof and it has good title to the Demised Premises, subject to any mortgage now or hereafter of record and further subject to such other encumbrances, easements, and restrictions of record which will not substantially adversely affect Lessee's use of the Demised Premises.

Compliance with Laws
     34. Lessor acknowledges and warrants that the Demised Premises, upon its completion of construction, shall be in full compliance with all applicable law, rule, regulation, code, by-law or ordinance in force in the Town of Enfield, Connecticut. In no event shall the Lessee conduct (or suffer or allow to be conducted) any trade, business or occupation in or make any use of, the Demised Premises which is or will be unlawful or contrary to any such governmental provision. Lessor acknowledges and warrants that the Demised Premises, upon its completion of construction, will comply with the applicable provisions of the Americans With Disabilities Act and regulations promulgated thereunder. However, if Lessee at any time hereafter makes any alterations to the Demised Premises, Lessee shall be responsible to comply with all applicable governmental requirements, including but not limited said Americans With Disabilities Act.

Payment Under Protest
     35. Lessor and Lessee agree that if at any time a dispute shall arise as to the propriety or necessity of the Lessee mailing any payment or performing any obligations required hereunder, the Lessee may pay or perform the same under protest and such payment or performance under protest shall not be construed to be voluntary on the part of the Lessee.

Notice of Lease
     36. Lessor and Lessee agree that within thirty (30) days of the execution of the Lease, each shall execute a Notice of Lease for recording in the Land Records.

Environmental Provisions
     37. (a) Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in or released from the Demised Premises by Lessee or its agents, employees, contractors or invitees, without first obtaining Lessor's written consent, except Lessee may to the extent reasonably necessary for the conduct of its business use such Hazardous Substance but only in such amounts reasonably necessary from time to time and provided they are properly stored and no contamination occurs and Lessee is in strict compliance with all laws, ordinances and regulations governing such activity. If Hazardous Substances are used, stored, generated, or disposed of on or in or released from the Demised Premises by Lessee or its agents, employees, contractors or invitees, or if the Demised Premises or any surrounding property become contaminated in any manner caused by Lessee or its agents, employees, contractors or invitees, Lessee shall indemnify, defend, and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including without limitation, a decrease in value of the Demised Premises or the buildings of which they are a part, damages because of adverse impact on marketing of the space, lost rental income, lost profits and any and all sums paid for settlement of claims, attorneys, consultant, and expert fees) arising during or after the lease term and arising as a result of such contamination by Lessee. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state or other applicable governmental agency or authority if the condition of occurrence necessitating the same is caused by the Lessee or its agents, employees, contractors or invitees. In addition, if Lessee causes or permits the presence of any Hazardous Substance on the Demised Premises and this results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Demised Premises to the condition existing before the presence of any such Hazardous Substance on the Demised Premises provided, however, that Lessee shall first obtain Lessor's written approval for any such remedial action.

         (b) As used herein, "Hazardous Substance" means any substance which is toxic, ignitable, reactive, corrosive, and which is regulated by any local government, the State of Connecticut, or the United States Government. "Hazardous Substance" also includes any and all material or substances which are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substances," pursuant to state, federal, or local governmental law. "Hazardous Substance" also includes but is not restricted to asbestos, polychlorinated biphenyls ("PCBs"), and oil, petroleum products and their by-products.

         (c) Lessee shall use reasonable efforts to prevent unnecessary noise or vibrations from carrying outside the Demised Premises and to prevent the omission of any detrimental or obnoxious fumes or smells.

Brokerage
     38. Lessor and Lessee each warrant and covenant with the other that neither has retained or contracted with any realtor or real estate broker with regard to this lease. However, CB Commercial is Lessor's broker.

Signage
     39. Lessee may install a freestanding sign subject to applicable governmental laws or regulations.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals on the day and year first above written.


Signed and sealed in the               LESSOR:
presence of:                           PEARSON-ENFIELD DEVELOPMENT
                                       COMPANY LLC


/s/Joeseph Korecki                     By: Thomas J. Henshon
-----------------------------              -----------------------------
                                           Thomas J. Henshon
                                           Manager

                                       LESSEE:
                                       SIMPSON STRONG-TIE COMPANY, INC.


November 10, 1997                      By: /S/Steve Lamson
-----------------------------              -----------------------------

                                       Name:   STEVE LAMSON
                                       Title:  CFO


                       COMMONWEALTH OF MASSACHUSETTS

Hampden, ss                                           November 18, 1997

     Then personally appeared the above-named THOMAS J. HENSHON, Manager of Pearson-Enfield Development Company LLC, Lessor, and acknowledged the foregoing instrument to be the free act and deed of said Lessor, before me,

                                          /s/signature not legible
                                          ------------------------------
                                                   Notary Public
                                          My commission expires: 3/11/98

                            STATE OF CALIFORNIA


County of Alameda                                  November 10, 1997

     Then personally appeared the above-named STEVE LAMSON, the CFO of Simpson Strong-Tie Company, Inc., Lessee, and acknowledged the foregoing instrument to be the free act and deed of the Lessee, before me,

                                         /s/Kathleen M. Kuwitzky
                                         -------------------------------
                                                  Notary Public
                                         My commission expires: 5/4/2001

EXHIBIT A - DRAWINGS OF PREMISIS

                             LEASE GUARANTY

     SIMPSON MANUFACTURING CO., INC., a California Corporation, having a principal place of business at Pleasanton, California 94588, in order to induce PEARSON-ENFIELD DEVELOPMENT COMPANY LLC, ("Lessor") as Lessor, to execute certain lease with SIMPSON STRONG-TIE COMPANY INC. ("Lessee") as Lessee, for certain premises located in Lessor's Building at 7 Pearson Way, Enfield, Connecticut, which as a result of this inducement Lessor has executed said Lease to which this Lease Guaranty is attached, and in further consideration of One Dollar and other valuable consideration to us paid by Lessor, the receipt whereof we hereby acknowledge, we do hereby unconditionally guaranty to Lessor (which term shall include its successors and assigns where the context so requires and admits) the punctual payment of rent by Lessee and the performance and observance by Lessee of all the other terms, covenants and conditions of the said Lease to be performed or observed by the Lessee thereunder.

     And for further consideration aforesaid, we do hereby agree that this Guaranty shall be absolute, unconditional and irrevocable and that without in any way exonerating the guaranty hereunder or releasing or affecting the liability of guaranty hereunder, Lessor may grant at any time or times any extension of time or other indulgence to or compound with Lessee, including, but without limiting the generality of the foregoing, any variation, modification or waiver of any term, covenant or condition of said Lease or may take any note, obligation, security or other guaranty as further security for said Lease and Lessor may take any action or lack of action without our consent hereunder and without notice to us; and we do hereby waive notice of any and every kind whatsoever hereunder, and particularly, but without limiting the generality of the foregoing, do hereby waive notice of breach or default of any of the terms, covenants and conditions of said Lease. This guaranty shall continue in full force and effect notwithstanding any assignment of said Lease by Lessee, whether or not approved by Lessor. This guaranty shall be binding upon each of the undersigned and its successors and assigns.

IN WITNESS WEREOF, the undersigned, by STEVE LAMSON, its CFO, duly authorized has set its hand and seal hereto, on this 23 day of December, 1997.

                                       SIMPSON MANUFACTURING CO., INC.


                                       By: /s/Steve Lamson
                                          -----------------------------
                                          Name:   Steve Lamson
                                          Title:  CFO

Attest: /s/Steve Lamson
       -----------------------------
       Name:  Steve Lamson
       Secretary


                            STATE OF CALIFORNIA


County of Alameda                                  December 23, 1997

     Then personally appeared the above-named STEVE LAMSON, the CFO of Simpson Manufacturing Co., Inc., Guarantor, and acknowledged the foregoing instrument to be the free act and deed of the Lessee, before me,

                                         /s/Kathleen M. Kuwitzky
                                         -------------------------------
                                                  Notary Public
                                         My commission expires: 5/4/2001

                         ADDENDUM I TO LEASE

     REFERENCE is made to the Lease between Pearson-Enfield Development Company LLC, as Lessor, and Simpson Strong-Tie Company, Inc., as Lessee. This Addendum is being executed contemporaneously with said Lease and is intended to be a part thereof.

     1. Lessee shall have the option to lease an additional 51,004 square feet to be attached to the building which is being constructed pursuant to the Lease, and being a portion of the Lessor's Land (hereinafter the "Additional Building Space"), located at 7 Pearson Way, Enfield, Connecticut. Said option shall be exercisable at any time during the original term of this Lease.

     2. It is contemplated by the parties that the Additional Building Space, as will be constructed, will be substantially similar to the original building (except that it will not contain any additional office space; and additional truck docks, if any, to be determined).

     3. The Annual Minimum Base Rent payable by the Lessee for the Additional Building Space will be mutually determined by the parties based on the then prevailing rent rates for comparable new construction in the Enfield area and with a new lease term for both the Demised Premises and Additional Building Space based on a reasonable term of years to justify Lessor's cost of such new construction. The parties agree to negotiate such rent rate and lease term in a reasonable good faith manner.

     Except as stated herein, all of the other terms, covenants and provisions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have set their respective hands and seals on the day first above-mentioned.

Signed and sealed in the               PEARSON-ENFIELD DEVELOPMENT
presence of:                           COMPANY LLC, as Lessor


/s/Joeseph Korecki                     By: Thomas J. Henshon
-----------------------------              -----------------------------
                                           Thomas J. Henshon
                                           Its Manager

                                       LESSEE:
                                       SIMPSON STRONG-TIE COMPANY, INC.


November 10, 1997                      By: /S/Steve Lamson
-----------------------------              -----------------------------

                                       Name:   STEVE LAMSON
                                       Title:  CFO
                                            Duly authorized

                       COMMONWEALTH OF MASSACHUSETTS

Hampden, ss                                           November 18, 1997

     Then personally appeared the above-named THOMAS J. HENSHON, as Manager of Pearson-Enfield Development Company LLC, Lessor, and acknowledged the foregoing instrument to be the free act and deed of said Lessor, before me,

                                          /s/signature not legible
                                          ------------------------------
                                                   Notary Public
                                          My commission expires: 3/11/98


                            STATE OF CALIFORNIA


County of Alameda                                  November 10, 1997

     Then personally appeared the above-named STEVE LAMSON, the CFO of Simpson Strong-Tie Company, Inc., Lessee, and acknowledged the foregoing instrument to be the free act and deed of the Lessee, before me,

                                         /s/Kathleen M. Kuwitzky
                                         -------------------------------
                                                  Notary Public
                                         My commission expires: 5/4/2001